EXHIBIT 99.2
                                                                    ------------

       PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
       Jeffrey D. Saferstein (JS/5339)
       Alexander V. Rohan (AR/8687)
       1285 Avenue of the Americas
       New York, New York 10019-6064
       Telephone:  (212) 373-3000
       Attorneys for Debtor in Possession

       UNITED STATE BANKRUPTCY COURT
       SOUTHERN DISTRICT OF NEW YORK
       -------------------------------------------x
                                                  :   Chapter 11
       In re:                                     :   Case No. 02-16213 (ALG)
                                                  :
       ACTRADE CAPITAL, INC.                      :
                                                  :
                                        Debtor.   :
                                                  :
       -------------------------------------------x




                         MONTHLY OPERATING STATEMENT FOR
                   THE PERIOD APRIL 1, 2003 TO APRIL 30, 2003
                   ------------------------------------------

UNITED STATE BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

                                              CHAPTER 11 CASE NO. 02-16213 (ALG)


                              ACTRADE CAPITAL, INC.
================================================================================
                                     DEBTOR


                         Monthly Operating Statement For
                   The Period April 1, 2003 to April 30, 2003


DEBTOR'S ADDRESS:
-----------------
Actrade Capital, Inc.
200 Cottontail Lane
Vantage Court South
Somerset, NJ 08873

                                             Monthly Disbursements:  $ 3,186,000
                                                                     ===========


DEBTOR'S ATTORNEY:
------------------
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019

                                             Monthly After Tax Loss: $ (632,000)
                                                                     ===========


         The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that to the best of my knowledge, information and belief, the information contained therein accurately reflects, on an unconsolidated basis, information contained in the Debtor's books and records and public filings. As stated in previous disclosures, no assurances can be given and no reliance should be made, on the Debtor's books and records, and on the information contained in the Debtor's public filings.

         The undersigned also verifies that, to the best of his knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.


DATE:  May 15, 2003                          By:  /s/ Richard F. McCormick
                                                  ------------------------------
                                                  Richard F. McCormick
                                                  Vice President
                                                  Actrade Capital, Inc.


Indicate if this is an amended statement by checking here

                                            Amended Statement   [_]

                              ACTRADE CAPITAL, INC.
                             (DEBTOR-IN-POSSESSION)
                                  BALANCE SHEET
                                 APRIL 30, 2003
                             (DOLLARS IN THOUSANDS)



ASSETS

CURRENT ASSETS:
     Cash                                                         $ 11,519
     Trade acceptance drafts receivable (net of deferred income
       and allowance for doubtful accounts of $424 and $21,898)      9,353

     Deferred income tax assets                                      9,115
     Other current assets                                              584
                                                                  --------
         Total Current Assets                                       30,571

PROPERTY AND EQUIPMENT, NET                                            218

DEFERRED INCOME TAX ASSETS                                             214

OTHER ASSETS                                                             9
                                                                  --------

TOTAL ASSETS                                                      $ 31,012
                                                                  ========

LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES NOT SUBJECT TO COMPROMISE:
CURRENT LIABILITIES:
     Accounts payable                                             $    751
     Accrued expenses                                                  232
     Income taxes payable                                            4,510
                                                                  --------
         Total Current Liabilities                                   5,493
                                                                  --------

DUE TO PARENT, SUBSIDIARIES AND AFFILIATES                          48,525

LIABILITIES SUBJECT TO COMPROMISE:
     Accounts payable                                                   54
     Accrued expenses                                                   15
                                                                  --------
         Total Current Liabilities Subject to Compromise                69
                                                                  --------
       Total Liabilities                                            54,087
                                                                  --------

STOCKHOLDERS' DEFICIT:
     Common stock                                                       --
     Additional paid in capital                                         10
     Accumulated deficit                                           (23,085)
                                                                  --------

       Total Stockholders' Deficit                                 (23,075)
                                                                  --------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                       $ 31,012
                                                                  ========



                       See Notes to Financial Statements.

                              ACTRADE CAPITAL, INC.
                             (DEBTOR-IN-POSSESSION)
                             STATEMENT OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

                                                                          FOR THE PERIOD
                                                                         DECEMBER 13, 2002
                                                        MONTH ENDED           THROUGH
                                                       APRIL 30, 2003     APRIL 30, 2003
                                                       --------------     --------------
Revenue - Trade acceptance drafts                         $   153            $   812

Operating Expenses:
     General and administrative expenses                      550              2,361
     Bad debt                                                 285                171
     Interest expense                                          --                 10
                                                          -------            -------
Total Operating Expenses                                      835              2,542
                                                          -------            -------

Loss before reorganization items and income tax benefit      (682)            (1,730)
                                                          -------            -------

Reorganization items:
     Professional fees                                       (481)            (2,627)
     Interest earned on accumulated cash resulting
       from Chapter 11 proceeding                               6                 30
                                                          -------            -------

                                                             (475)            (2,597)
                                                          -------            -------
Loss before income tax benefit                             (1,157)            (4,327)

Income tax benefit                                            525              1,814
                                                          -------            -------

Net loss                                                  $  (632)           $(2,513)
                                                          =======            =======



                       See Notes to Financial Statements.

                              ACTRADE CAPITAL, INC.
                             (DEBTOR-IN-POSSESSION)
                             STATEMENT OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                                  FOR THE PERIOD
                                                                                DECEMBER 13, 2002
                                                              MONTH ENDED            THROUGH
                                                            APRIL 30, 2003        APRIL 30, 2003
                                                            --------------      ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                    $   (632)            $ (2,513)
  Adjustments to reconcile net loss to net cash provided by
    (used in) operating activities:
         Depreciation and amortization                             109                  408
         Bad debt                                                  285                  171
         Deferred income                                          (112)                 (70)
         Deferred income tax benefit                              (145)                (209)

Changes in operating assets and liabilities:
       Trade acceptance drafts receivable                        1,186               (1,751)
       Other current assets                                         70                 (256)
       Accounts payable                                           (239)                 751
       Accrued expenses                                            616                  933
       Due to parent, subsidiaries and affiliates                1,423                 (540)
       Income taxes payable                                       (381)              (1,760)
                                                              --------             --------

Net cash provided by (used in) operating activities before
   Reorganization Items                                          2,180               (4,836)

Operating Cash Flow from Reorganization Items -
     Bankruptcy related professional fees paid                    (746)              (1,138)
                                                              --------             --------

Net cash provided by (used in) operating activities              1,434               (5,974)
                                                              --------             --------

Net increase (decrease) in cash during the period                1,434               (5,974)

Cash balance at beginning of period                             10,085               17,493
                                                              --------             --------

Cash balance at end of period                                 $ 11,519             $ 11,519
                                                              ========             ========



                       See Notes to Financial Statements.

                              ACTRADE CAPITAL, INC.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                 APRIL 30, 2003
                             (DOLLARS IN THOUSANDS)

NOTE 1.  BASIS OF PRESENTATION

The accompanying unaudited financial statements of Actrade Capital, Inc. have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. These financial statements include intercompany balances that would be eliminated, in accordance with generally accepted accounting principles, when the results of Actrade Capital, Inc. are consolidated with its parent and all of its wholly owned subsidiaries or affiliates.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

Financial Reporting For Bankruptcy Proceedings - In connection with the bankruptcy proceedings, the Company is required to report in accordance with the American Institute of Certified Public Accountant's Statement of Position 90-7 "Financial Reporting by Entities in Reorganizations under the Bankruptcy Code" (SOP 90-7"). SOP 90-7 requires, among other things, (i) that pre-petition liabilities that are subject to compromise be segregated in the Company's balance sheet as liabilities subject to compromise and (ii) the identification of all transactions and events that are directly associated with the reorganization of the Company in Statement of Operations.

NOTE 3.  PETITION FOR RELIEF UNDER CHAPTER 11

On December 12, 2002, Actrade Capital, Inc. (the "Debtor") filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Under Chapter 11, actions to enforce certain claims against the Debtor in existence prior to the filing of the Chapter 11 petition are stayed while the Debtor continues business operations as a debtor-in-possession. These claims are reflected in the April 30, 2003, balance sheet as "liabilities subject to compromise." Additional claims (liabilities subject to compromise) may arise subsequent to the filing date resulting from rejection of executory contracts or leases, and from the determination by the court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts. Actions by creditors whose claims are secured against the Debtor's assets ("Secured Claims") also are stayed, although the holders of such claims have the right to move the court for relief from the stay. Secured Claims are secured primarily by the liens on Debtor's Trade Acceptance Drafts receivable.

The Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its prepetition obligations, including wages and other employee benefits.

                              ACTRADE CAPITAL, INC.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                 APRIL 30, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 4.  REORGANIZATION COSTS

Reorganization costs include professional fees and other related expenses attributable to the filings.

NOTE 5.  INTERCOMPANY TRANSACTIONS

Intercompany balances would be eliminated, in accordance with generally accepted accounting principles, when the results of Actrade Capital, Inc. are consolidated with its parent and all of its wholly owned subsidiaries or affiliates. The intercompany balances that are included on the accompanying financial statements under the caption of Due to Parent, Subsidiaries and Affiliates amounted to $48,525 at April 30, 2003.

NOTE 6.  SUPPLEMENTAL FINANCIAL INFORMATION

Actrade Capital, Inc. is the operating entity, which recognized and paid all operating expenses including professional fees and other related expenses attributable to the reorganization filings for itself and its parent, Actrade Financial Technologies Ltd. Actrade Capital, Inc. charged back to Actrade Financial Technologies Ltd. through intercompany accounts for their share of outstanding liabilities as of April 30, 2003 since Actrade Financial Technologies Ltd is legally obligated for these outstanding liabilities. Actrade Capital, Inc. paid approximately $1,138 for professional fees and other related expenses attributable to the reorganization during the period from December 13, 2002 through April 30, 2003.

NOTE 7.  PRESS RELEASE DATED MARCH 26, 2003  ANNOUNCES
         ADDITIONAL DEVELOPMENTS

The Company's Board of Directors has determined to pursue a sale of the company as a going concern, among other alternatives, to maximize value for all of the Company's creditors and stockholders.

                                                                       EXHIBIT 1

                              ACTRADE CAPITAL, INC.
                             (DEBTOR-IN-POSSESSION)
                        SUMMARY OF MONTHLY DISBURSEMENTS
                                 APRIL 30, 2003
                             (DOLLARS IN THOUSANDS)

                                                                                             TOTAL MONTHLY
                                                                         INTERCOMPANY        DISBURSEMENTS
                                                 TOTAL MONTHLY          DISBURSEMENTS         EXCLUDING
DEBTOR COMPANY             CASE NUMBER           DISBURSEMENTS       INCLUDED IN TOTAL       INTERCOMAPNY
--------------             -----------           -------------       ------------------     --------------

Actrade Capital, Inc.      02-16213 (ALG)          $ 3,186                   $ --                $ 3,186
                                                   -------                   ----                -------

                                                   $ 3,186                   $ --                $ 3,186
                                                   =======                   ====                =======